Exhibit 99.2 Second Quarter 2018 Results Conference Call August 9, 2018

Forward-Looking Statements and Non-GAAP Financial Measures This presentation includes information that may constitute “forward‐looking statements,” made pursuant to the safe harbor  provisions of the Private Securities Litigation Reform Act of 1995. Forward‐looking statements relate to future, not past, events  and often address our expected future growth, plans and performance or forecasts. These forward‐looking statements are often  identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,”  “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward‐looking statements  contain these identifying words. Such forward‐looking statements are based on management’s current expectations about future  events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from  those expressed or implied in our forward‐looking statements. Subsequent events and developments, including actual results or  changes in our assumptions, may cause our views to change. We do not undertake to update our forward‐looking statements  except to the extent required by applicable law.  Readers are cautioned not to place undue reliance on such forward‐looking  statements.  All forward‐looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual  results and outcomes could differ materially from those included in these forward‐looking statements as a result of various factors,  including, including, but not limited to, our ability to integrate the Intermedix business as planned and to realize the expected  benefits from the acquisition, our ability to successfully deliver on our commitments to Intermountain and Ascension, our ability  to deploy new business as planned, fluctuations in our results of operations and cash flows, and the factors discussed under the heading “Risk Factors” in our annual report on Form 10‐K for the year ended December 31, 2017 and any other periodic reports  that the Company files with the Securities and Exchange Commission.  This presentation includes the following non‐GAAP financial measure: Adjusted EBITDA and net debt. Please refer to the Appendix  located at the end of this presentation for a reconciliation of the non‐GAAP financial measures to the most directly comparable  GAAP financial measure. 2

Q2 2018 Financial Highlights . Revenue of $207.9 million, up $108.5 million year-over-year . GAAP net loss of $3.6 million compared to net loss of $6.7 million in Q2’17 . Adjusted EBITDA of $9.2 million, up $12.5 million year-over-year . On track to deliver 2018 revenue of $850-900 million, and adjusted EBITDA of $50-55 million, in line with previous guidance ranges provided 3

Customer Onboarding Update . Intermountain Healthcare . 2,300 employees transitioned to R1 in early April . Rationalized 20% of targeted third‐party vendor spend  . Centralized 65% of billing work relative to target . On track to launch state‐of‐the‐art technology and innovation center in Salt Lake City in 1H’19 . Ascension Medical Group . Contract signed in June . Onboarding of work performed at centralized locations to begin in early Q4 through 1H’19 . Onboarding of work that had not been centralized to continue beyond 1H’19 . Presence Health and AMITA Health . Presence Health contract signed in June; AMITA contract expected to be signed in 2H’18 . Pre‐deployment work ongoing; 1,800 employees to be transitioned starting early Q4 . Customers onboarded prior to 2018 . Focused on meeting and exceeding key performance metrics; significant improvements in income  statement and balance sheet metrics 4

Intermedix, Technology and Commercial Update . Intermedix . Started to execute on integration plans post‐close; commercial functions fully integrated and  integration of product portfolio is ahead of plan . Making investments to drive organic growth in Intermedix’s core business lines . Communicated initial wave of facility consolidation plans; closed one location in Q2’18 . Technology . Patient Experience Platform voted best innovative solution at HFMA ANI Conference in June . 100+ robotic process automation (RPA) bots now in operation . Selecting partners to help rapidly scale RPA capabilities . Continue to strengthen core applications, specifically R1 Decision and R1 Physician Advisor to  date in 2018 . Commercial Efforts . End‐to‐end RCM solution received Peer‐Reviewed status by HFMA . Continued progression in qualified pipeline across end‐to‐end and modular solutions 5

2Q’18 non-GAAP Results – Q/Q and Y/Y Comparison ($ in millions) 2Q’18 1Q’18 2Q’17 Key change driver(s) • Q/Q: Onboarding of Intermountain and  contribution from Intermedix Revenue $207.9 $147.3 $99.4 • Y/Y: Onboarding of new customers and  contribution from Intermedix • Q/Q and Y/Y: Onboarding of  Intermountain and inclusion of  Cost of Services (non‐GAAP) $181.1 $132.8 $91.9 Intermedix; Presence/AMITA and AMG  upfront costs • Q/Q: Inclusion of Intermedix SG&A (non‐GAAP) $17.8 $14.1 $10.8 • Y/Y: Expansion of commercial efforts  and inclusion of Intermedix • Q/Q and Y/Y: Contribution from  Adjusted EBITDA (non‐GAAP) $9.2 $0.3 ($3.3) customers onboarded prior to 2018 and  contribution from Intermedix A reconciliation of non‐GAAP to GAAP measures is provided in the Appendix to this presentation  6

Additional Commentary . Net debt of $337.7 million as of 6/30/18, including restricted cash . Expect to start paying down debt with cash from operations in mid‐2019 . Net interest expense of $5.8 million in Q2’18 . Interest on subordinated debt paid in cash, did not exercise payment‐in‐kind option . Capex of $11.9 million in Q2’18 . Primarily related to purchases of software licenses and computer equipment 7

Financial Outlook1 ($ in millions) 2018 Outlook 2020 Outlook Revenue $850 – $900 $1,200 – $1,300 GAAP Operating Income ($30)‐($55) $115 – $155 Adjusted EBITDA $50 – $55 $225 – $250 NPR2 growth assumptions –$B Intermountain Health $4.6 Presence Health $2.2 AMITA Health $1.8 Ascension Medical Group $2.0 Total $10.6 Note1: Outlook subject to changes related to purchase price accounting for amortization of intangibles related to Intermedix Note2: NPR (Net Patient Revenue) is a measure of customers’ revenue, not R1 revenue. Note:  Adjusted EBITDA is a non‐GAAP measure, please refer to the Appendix for a reconciliation of non‐GAAP financial measures. 8

Appendix

Use of Non-GAAP Financial Measures . In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational  decision making, the Company supplements its GAAP consolidated financial statements with certain non‐GAAP financial performance  measures, including adjusted EBITDA. Adjusted EBITDA is defined as GAAP net income before net interest expense, income tax provision,  depreciation and amortization expense, share‐based compensation expense, reorganization‐related expenses, transaction‐related  expenses and certain other items. Net debt is defined as debt less cash and equivalents, inclusive of restricted cash. . Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall  expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. . A reconciliation of GAAP net income to adjusted non‐GAAP EBITDA, GAAP operating income guidance to non‐GAAP adjusted EBITDA  guidance, and debt to net debt is provided in this appendix.  . Adjusted EBITDA and net debt should be considered in addition to, but not as a substitute for, the information presented in accordance  with GAAP. 10

Reconciliation of Net Income (Loss) to Adjusted EBITDA Three Months  2018 vs. 2017  Six Months Ended  2018 vs. 2017    Ended June 30,  Change    June 30,  Change    2018    2017  Amount %    2018    2017  Amount %    (Unaudited)     (Unaudited)                  Net income (loss)    $ (2.9)  $ (6.7) $ 3.8 (57)%  $  (26.2)  $ (15.0) $ (11.2) 75 % Net interest expense (income)  5.8   — 5.8 100%  5.6 — (0.1) 5.7 (5,700)% Income tax provision (benefit)  (20.6)  (3.5) (17.1) 489%  (7.9)  (3.6) (4.3) 119 % Depreciation and amortization expense   8.5   3.8 4.7 124%  13.4   7.0 6.4 91 % Share‐based compensation expense   5.1   2.2 2.9 132%  9.0   5.8 3.2 55 % Other  13.2   1.0 12.2 1,220%  15.6   1.2 14.4 1,200 % Adjusted EBITDA (non‐GAAP)    $ 9.2   $ (3.3) $ 12.5 (379)%  $  9.5   $ (4.7) $ 14.2 (302)%   Due to rounding, numbers presented in this table may not add up precisely to the totals provided. 11

Reconciliation of GAAP to non-GAAP Financials Reconciliation of GAAP Cost of Services to Non‐GAAP Cost of Services $ in millions Three Months Ended   Six Months Ended     June 30,  June 30,    2018    2017  2018  2017  Cost of services  $ 189.9 $ 96.4 $ 328.6 $ 177.3  Less:      Share‐based compensation expense  1.5 1.0 2.8 2.1  Depreciation and amortization expense  7.3 3.5 11.9 6.4  Non‐GAAP cost of services  $ 181.1 $ 91.9 $ 313.9 $ 168.8  Reconciliation of GAAP Selling, General and Administrative to Non‐GAAP Selling, General and Administrative $ in millions Three Months Ended   Six Months Ended     June 30,    June 30,    2018    2017    2018  2017  Selling, general and administrative  22.5 12.2   39.5 26.5 Less:       Share‐based compensation expense  3.5 1.1   6.1 3.6 Depreciation and amortization expense  1.2 0.3   1.5 0.6 Non‐GAAP selling, general and administrative  $ 17.8 $ 10.8  $  31.9 $ 22.3 12

Reconciliation GAAP Operating Income Guidance to non-GAAP Adjusted EBITDA Guidance 2018 and 2020 Outlook $ in millions 2018 2020 GAAP Operating Income Guidance ($30)‐($50) $115‐$155 Plus: Depreciation and amortization expense $25‐$30 $30‐$40 Share‐based compensation expense $15‐$20 $20‐$25 Amortization of intangibles $10‐$15 $25‐$40 Transaction expenses, severance and other  $25‐$30 $5‐$10 Adjusted EBITDA Guidance $50‐55 $225‐$250 13

Net Debt as of 6/30/18 $ in millions   June 30, 2018  Current portion of long‐term debt  $ 2.7 Long‐term debt  255.6 Long‐term debt ‐ related party  101.1   359.4    Unamortized discount and issuance costs  (20.6)      Total Debt (gross of discount and issuance costs) 380.0    Less:   Cash and cash equivalents  38.8 Current portion of restricted cash  2.0 Non‐current portion of restricted cash equivalents  1.5      Net Debt  $ 337.7 14